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                                   AMENDMENT NO. 1
                                 EMPLOYMENT AGREEMENT



    This Amendment No. 1 to the Employment Agreement made the 5th day of June, 1996 (the "Agreement"), between Guitar Center Management Company, Inc., a California corporation (the "Company"), and Bruce Ross (the "Executive") is entered into this 15th day of October 1996.

    WHEREAS, the Company has amended its 1996 Performance Stock Option Plan (the "Plan");

    WHEREAS, material provisions of the Agreement relate to the Executive's rights to receive options issued pursuant to the Plan;

    WHEREAS, the parties wish to amend the Agreement in order to set forth provisions consistent with the intent of the Agreement and to modify certain provisions relating to the grant of options under the Plan;

    In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Section 1. Section 3(e) of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

         "(e) the Company shall issue Executive options to acquire units for the purchase of shares of Common Stock and Junior Preferred Stock as described in the amounts and on the dates set forth on Exhibit A hereto."


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    Section 2.     Exhibit A to the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof and shall constitute Exhibit A to the Agreement:

                                      "Exhibit A

              Defined terms used herein, but not defined herein, shall have the meaning ascribed to them in the attached
         Employment Agreement or the Company's Amended and Restated 1996 Performance Stock Option Plan (the "Plan").

              1. Within 15 days after the execution of the attached Agreement, the Company shall grant Executive an option to acquire 8,669 Units pursuant to the Plan with the Units to vest 1/3 after one year, 2/3 after two years, 100% after 3 years.

              2. If any Reserved Units become Units Available for Award pursuant to Section 7(c) of the Plan on 12/31/97 and Executive is still employed by the Company at such time, then the Company shall grant Executive an option to receive 3,000 of such Units Available for Award with the Units to vest 1/2 after one year and 100% after two years.

              3. If any Reserved Units become Units Available for Award pursuant to Section 7(c) of the Plan on 12/31/98 and Executive is still employed by the Company at such time, then the Company shall grant Executive an option to receive 2,000 of


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         such Units Available for Award with the Units to vest 100%
         after one year.

              4. If any Reserved Units become Units Available for Award pursuant to Section 7(c) of the Plan on 12/31/99 and Executive is still employed by the Company at such time, then the Company shall grant Executive an option to receive 3,668 of such Units Available for Award with the Units to vest immediately upon grant.

              5. If any Reserved Units become Units Available for Award pursuant to Section 7(e) of the Plan and Executive is still employed by the Company at such time, the Company shall grant to Executive an option to acquire that number of such Units Available for Award equal to (x) the lesser of 8,669 or 10% of such Units Available for Award MINUS (y) the number of Units Available for Award that were subject to the options issued pursuant to paragraphs 2, 3 and 4 above.

              6. Any share numbers referred to in this Exhibit A shall be subject to adjustment as contemplated by Section 11 of the Plan.

              7. All options issued pursuant to this Agreement shall be exercisable for $100 per Unit.


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              8.   All options issued pursuant to this Agreement
         prior to the Company's initial public offering shall be NQOs."

    Section 3.     This Amendment shall be effective as of June 5, 1996.

    Section 4. Except as provided for in this Amendment Number 1 all of the provisions of the Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number 1 to the Agreement.

                             GUITAR CENTER MANAGEMENT
                             COMPANY, INC.



                             By
                                --------------------------------------------
                                     Name:
                                            --------------------------------
                                     Title:
                                            --------------------------------




                                 -------------------------------------------
                                                 BRUCE ROSS





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